SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York		14052-0018
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) The Company has appointed Jennifer Walter, age 36, to the position of Controller and Principal Accounting Officer effective February 11, 2008. In this position she succeeds and reports to Donald R. Fishback who was recently promoted to Vice President of Finance. Ms. Walter has held the position of Director of Financial Planning and Analysis with the Company since 2004 and prior to that was the Manager of Financial Reporting. She joined Moog in 2000 after working as an assurance manager and certified public accountant for KPMG LLP. Ms. Walter holds an MBA and bachelors degrees in accounting and psychology from the State University of New York at Buffalo.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Date: February 11, 2008	By:	/s/ Donald R. Fishback
	Name:	Donald R. Fishback
Vice President - Finance